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                                                                    EXHIBIT 23.1



                              ACCOUNTANTS' CONSENT


The Board of Directors of The Gillette Company:

We consent to the incorporation herein by reference of our reports dated January 30, 1997 included in The Gillette Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and to the reference to our firm under the heading "Experts" in the prospectus.

                                              /s/ KPMG Peat Marwick LLP

                                              KPMG Peat Marwick LLP


Boston, Massachusetts
January 14, 1998